Exhibit 99.(g)(1)(b)

SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated September 17, 2018, by and between such trusts and The Bank of New York Mellon.

June 22, 2023

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BuyBack AchieversTM ETF
3.	Invesco Dividend AchieversTM ETF
4.	Invesco Dow Jones Industrial Average Dividend ETF
5.	Invesco DWA Momentum ETF
6.	Invesco DWA Basic Materials Momentum ETF
7.	Invesco Dynamic Biotechnology & Genome ETF
8.	Invesco Dynamic Building & Construction ETF
9.	Invesco DWA Consumer Cyclicals Momentum ETF
10.	Invesco DWA Consumer Staples Momentum ETF
11.	Invesco Dynamic Energy Exploration & Production ETF
12.	Invesco DWA Energy Momentum ETF
13.	Invesco DWA Financial Momentum ETF
14.	Invesco Dynamic Food & Beverage ETF
15.	Invesco DWA Healthcare Momentum ETF
16.	Invesco DWA Industrials Momentum ETF
17.	Invesco Dynamic Large Cap Growth ETF
18.	Invesco S&P 100 Equal Weight ETF
19.	Invesco Dynamic Large Cap Value ETF
20.	Invesco Dynamic Leisure and Entertainment ETF
21.	Invesco Dynamic Market ETF
22.	Invesco Dynamic Media ETF
23.	Invesco S&P Midcap Momentum ETF
24.	Invesco S&P Midcap Quality ETF
25.	Invesco S&P Midcap Value with Momentum ETF
26.	Invesco Dynamic Networking ETF
27.	Invesco Dynamic Oil & Gas Services ETF
28.	Invesco Dynamic Pharmaceuticals ETF
29.	Invesco Dynamic Semiconductors ETF
30.	Invesco S&P SmallCap Momentum ETF
31.	Invesco S&P SmallCap Value with Momentum ETF
32.	Invesco Dynamic Software ETF
33.	Invesco DWA Technology Momentum ETF
34.	Invesco DWA Utilities Momentum ETF
35.	Invesco Financial Preferred ETF
36.	Invesco FTSE RAFI US 1000 ETF
37.	Invesco FTSE RAFI US 1500 Small-Mid ETF
38.	Invesco S&P 500 GARP ETF
39.	Invesco S&P 500 Value with Momentum ETF
40.	Invesco Global Listed Private Equity ETF
41.	Invesco Golden Dragon China ETF
42.	Invesco High Yield Equity Dividend Achievers ETF
43.	Invesco International Dividend Achievers ETF
44.	Invesco Zacks Mid-Cap ETF
45.	Invesco Zacks Multi-Asset Income ETF
46.	Invesco MSCI Sustainable Future ETF

47.	Invesco NASDAQ Internet ETF
48.	Invesco Raymond James SB-1 Equity ETF
49.	Invesco S&P MidCap 400® Equal Weight ETF
50.	Invesco S&P MidCap 400® Pure Growth ETF
51.	Invesco S&P MidCap 400® Pure Value ETF
52.	Invesco S&P 500® BuyWrite ETF
53.	Invesco S&P 500® Equal Weight Communication Services ETF
54.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
55.	Invesco S& P 500® Equal Weight Consumer Staples ETF
56.	Invesco S&P 500® Equal Weight Energy ETF
57.	Invesco S&P 500® Equal Weight ETF
58.	Invesco S&P 500® Equal Weight Financials ETF
59.	Invesco S&P 500® Equal Weight Health Care ETF
60.	Invesco S&P 500® Equal Weight Industrials ETF
61.	Invesco S&P 500® Equal Weight Materials ETF
62.	Invesco S&P 500® Equal Weight Real Estate ETF
63.	Invesco S&P 500® Equal Weight Technology ETF
64.	Invesco S&P 500® Equal Weight Utilities ETF
65.	Invesco S&P 500® Pure Growth ETF
66.	Invesco S&P 500® Pure Value ETF
67.	Invesco S&P 500® Top 50 ETF
68.	Invesco S&P 500® Quality ETF
69.	Invesco S&P SmallCap 600® Pure Growth ETF
70.	Invesco S&P SmallCap 600® Pure Value ETF
71.	Invesco S&P Spin-Off ETF
72.	Invesco Water Resources ETF
73.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
3.	Invesco Alerian Galaxy Crypto Economy ETF
4.	Invesco California AMT-Free Municipal Bond ETF
5.	Invesco CEF Income Composite ETF
6.	Invesco China Technology ETF
7.	Invesco DWA Developed Markets Momentum ETF
8.	Invesco DWA Emerging Markets Momentum ETF
9.	Invesco DWA SmallCap Momentum ETF
10.	Invesco Emerging Markets Sovereign Debt ETF
11.	Invesco ESG NASDAQ 100 ETF
12.	Invesco ESG NASDAQ Next Gen 100 ETF
13.	Invesco ESG S&P 500 Equal Weight ETF
14.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

15.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

16.	Invesco FTSE RAFI Emerging Markets ETF

17.	Invesco Fundamental High Yield® Corporate Bond ETF

18.	Invesco Fundamental Investment Grade Corporate Bond ETF

19.	Invesco Global Clean Energy ETF

20.	Invesco Global Short Term High Yield Bond ETF

21.	Invesco Global Water ETF

22.	Invesco International BuyBack AchieversTM ETF

23.	Invesco International Corporate Bond ETF

24.	Invesco KBW Bank ETF

25.	Invesco KBW High Dividend Yield Financial ETF

26.	Invesco KBW Premium Yield Equity REIT ETF

27.	Invesco KBW Property & Casualty Insurance ETF

28.	Invesco KBW Regional Banking ETF

29.	Invesco MSCI Global Timber ETF

30.	Invesco MSCI Green Building ETF

31.	Invesco NASDAQ 100 ETF

32.	Invesco Nasdaq Biotechnology ETF

33.	Invesco NASDAQ Metaverse ETF

34.	Invesco NASDAQ Next Gen 100 ETF

35.	Invesco NASDAQ Future Gen 200 ETF

36.	Invesco National AMT-Free Municipal Bond ETF

37.	Invesco New York AMT-Free Municipal Bond ETF

38.	Invesco PHLX Semiconductor ETF

39.	Invesco Preferred ETF

40.	Invesco PureBeta FTSE Developed ex-North America ETF

41.	Invesco PureBeta FTSE Emerging Markets ETF

42.	Invesco PureBeta MSCI USA ETF

43.	Invesco PureBeta MSCI USA Small Cap ETF

44.	Invesco PureBeta US Aggregate Bond ETF

45.	Invesco PureBeta 0-5 Yr US TIPS ETF

46.	Invesco Russell 1000 Equal Weight ETF

47.	Invesco Solar ETF

48.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

49.	Invesco S&P 500® High Beta ETF

50.	Invesco S&P 500® High Dividend Low Volatility ETF

51.	Invesco S&P 500® Low Volatility ETF

52.	Invesco S&P 500 Minimum Variance ETF

53.	Invesco S&P 500 Momentum ETF

54.	Invesco S&P 500 Enhanced Value ETF

55.	Invesco S&P 500 QVM Multi-factor ETF

56.	Invesco S&P 500 Revenue ETF

57.	Invesco S&P Emerging Markets Momentum ETF

58.	Invesco S&P Emerging Markets Low Volatility ETF

59.	Invesco S&P Global Water Index ETF

60.	Invesco S&P International Developed Momentum ETF

61.	Invesco S&P International Developed Low Volatility ETF

62.	Invesco S&P International Developed Quality ETF

63.	Invesco S&P MidCap 400 QVM Multi-factor ETF

64.	Invesco S&P MidCap 400 Revenue ETF

65.	Invesco S&P MidCap Low Volatility ETF

66.	Invesco S&P SmallCap 600 QVM Multi-factor ETF

67.	Invesco S&P SmallCap 600 Revenue ETF

68.	Invesco S&P SmallCap Consumer Discretionary ETF

69.	Invesco S&P SmallCap Consumer Staples ETF

70.	Invesco S&P SmallCap Energy ETF

71.	Invesco S&P SmallCap Financials ETF

72.	Invesco S&P SmallCap Health Care ETF

73.	Invesco S&P SmallCap High Dividend Low Volatility ETF

74.	Invesco S&P SmallCap Industrials ETF

75.	Invesco S&P SmallCap Information Technology ETF

76.	Invesco S&P SmallCap Low Volatility ETF

77.	Invesco S&P SmallCap Materials ETF

78.	Invesco S&P SmallCap Quality ETF

79.	Invesco S&P SmallCap Utilities & Communication Services ETF

80.	Invesco Senior Loan ETF

81.	Invesco Taxable Municipal Bond ETF

82.	Invesco Treasury Collateral ETF

83.	Invesco S&P Ultra Dividend Revenue ETF

84.	Invesco Variable Rate Preferred ETF

85.	Invesco VRDO Tax-Free ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF

2.	Invesco Active U.S. Real Estate Fund

3.	Invesco Balanced Multi-Asset Allocation ETF

4.	Invesco Conservative Multi-Asset Allocation ETF

5.	Invesco Corporate Bond Factor ETF

6.	Invesco Growth Multi-Asset Allocation ETF

7.	Invesco High Yield Bond Factor ETF

8.	Invesco High Yield Select ETF

9.	Invesco Intermediate Bond Factor ETF

10.	Invesco Moderately Conservative Multi-Asset Allocation ETF

11.	Invesco Multi-Sector Bond Income Factor ETF

12.	Invesco Municipal Strategic Income ETF

13.	Invesco Real Assets ESG ETF

14.	Invesco S&P 500® Downside Hedged ETF

15.	Invesco Short Duration Bond ETF

16.	Invesco Short-Term Bond Factor ETF

17.	Invesco Total Return Bond ETF

18.	Invesco Ultra Short Duration ETF

19.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2023 Corporate Bond ETF
2.	Invesco BulletShares 2023 High Yield Corporate Bond ETF

3.	Invesco BulletShares 2024 Corporate Bond ETF

4.	Invesco BulletShares 2024 High Yield Corporate Bond ETF

5.	Invesco BulletShares 2025 Corporate Bond ETF

6.	Invesco BulletShares 2025 High Yield Corporate Bond ETF

7.	Invesco BulletShares 2026 High Yield Corporate Bond ETF

8.	Invesco BulletShares 2027 High Yield Corporate Bond ETF

9.	Invesco BulletShares 2026 Corporate Bond ETF

10.	Invesco BulletShares 2027 Corporate Bond ETF

11.	Invesco BulletShares 2028 Corporate Bond ETF

12.	Invesco BulletShares 2028 High Yield Corporate Bond ETF

13.	Invesco BulletShares 2029 Corporate Bond ETF

14.	Invesco BulletShares 2029 High Yield Corporate Bond ETF

15.	Invesco BulletShares 2030 High Yield Corporate Bond ETF

16.	Invesco BulletShares 2031 High Yield Corporate Bond ETF

17.	Invesco BulletShares 2023 Municipal Bond ETF

18.	Invesco BulletShares 2024 Municipal Bond ETF

19.	Invesco BulletShares 2025 Municipal Bond ETF

20.	Invesco BulletShares 2026 Municipal Bond ETF

21.	Invesco BulletShares 2027 Municipal Bond ETF

22.	Invesco BulletShares 2028 Municipal Bond ETF

23.	Invesco BulletShares 2029 Municipal Bond ETF

24.	Invesco BulletShares 2030 Corporate Bond ETF
25.	Invesco BulletShares 2030 Municipal Bond ETF
26.	Invesco BulletShares 2031 Corporate Bond ETF

27.	Invesco BulletShares 2031 Municipal Bond ETF

28.	Invesco BulletShares 2032 Corporate Bond ETF

29.	Invesco BulletShares 2032 Municipal Bond ETF

30.	Invesco BulletShares 2033 Corporate Bond ETF

31.	Invesco BulletShares 2033 Municipal Bond ETF

32.	Invesco Defensive Equity ETF

33.	Invesco International Developed Dynamic Multifactor ETF

34.	Invesco Investment Grade Defensive ETF

35.	Invesco Racial and Gender Diversity ETF

36.	Invesco Russell 1000® Dynamic Multifactor ETF

37.	Invesco Russell 2000® Dynamic Multifactor ETF

38.	Invesco RAFITM Strategic US ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON

By:	/s/ Gerard Connors
(signature)
Gerard Connors
(name)
Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)

INVESCO EXCHANGE-TRADED FUND TRUST II

By:	/s/Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)